May 4, 2000

                   DREYFUS PREMIER REAL ESTATE MORTGAGE FUND

                            SUPPLEMENT TO PROSPECTUS

                              DATED MARCH 1, 2000

      At a meeting of the Board of Trustees on May 3, 2000, the Board approved the liquidation of the Fund. Accordingly, effective as of May 4, 2000, the Fund will be closed to new investment accounts. Current investors can continue to purchase fund shares in open accounts.

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